Exhibit 10.62

DOMINO’S PIZZA MASTER ISSUER LLC,
DOMINO’S PIZZA DISTRIBUTION LLC,
DOMINO’S IP HOLDER LLC and
DOMINO’S SPV CANADIAN HOLDING COMPANY INC.
each as a Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Securities Intermediary

SEVENTH SUPPLEMENT
Dated as of December 30, 2021
to the
AMENDED AND RESTATED BASE INDENTURE
Dated as of March 15, 2012

Asset Backed Notes
(Issuable in Series)

SEVENTH SUPPLEMENT TO AMENDED AND RESTATED BASE INDENTURE

SEVENTH SUPPLEMENT, dated as of December 30, 2021 (this “Seventh Supplement”), to the Amended and Restated Base Indenture, dated as of March 15, 2012, is by and among DOMINO'S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the "Master Issuer"), DOMINO'S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the "Domestic Distributor"), DOMINO'S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the "SPV Canadian Holdco"), DOMINO'S IP HOLDER LLC, a Delaware limited liability company (the "IP Holder" and together with the Master Issuer, the Domestic Distributor and the SPV Canadian Holdco, collectively, the "Co-Issuers" and each, a "Co-Issuer"), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the "Trustee"), and as securities intermediary (in such capacity, the “Securities Intermediary”).

PRELIMINARY STATEMENT

WHEREAS, the Co-Issuers and the Trustee entered into the Amended and Restated Base Indenture (as amended by the First Supplement to Amended and Restated Base Indenture, dated as of September 16, 2013, the Second Supplement to Amended and Restated Base Indenture, dated as of October 21, 2015, the Third Supplement to Amended and Restated Base Indenture, dated as of October 21, 2015, the Fourth Supplement to Amended and Restated Base Indenture, dated as of July 24, 2017, the Fifth Supplement to Amended and Restated Base Indenture, dated as of November 21, 2018, and the Sixth Supplement to Amended and Restated Base Indenture, dated as of April 16, 2021 and as further amended, modified or supplemented prior to the date hereof, the "Base Indenture");

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (at the direction of the Controlling Class Representative), may at any time, and from time to time, make amendments, waivers and other modifications to the Base Indenture;

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Seventh Supplement;

WHEREAS, the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of this Seventh Supplement and;

WHEREAS, the Co-Issuers and the Trustee wish to amend the Base Indenture as set forth herein.

NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

1.

DEFINITIONS

Unless otherwise defined herein, all capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Base

Indenture Definitions List attached to the Base Indenture as Annex A thereto (the “Base Indenture Definitions List”).

2.

AMENDMENTS
a.
The Base Indenture Definitions List is hereby amended by deleting the stricken text and inserting the double underlined text in the following definitions:

“Additional Franchisor” means any Additional Securitization Entity that, after the Closing Date, is designated as an Additional “Franchisor” pursuant to Section 8.34 of the Base Indenture, including, without limitation, the International Franchisor (Michigan).

“Additional Securitization Entity” means any entity that becomes a direct or indirect wholly-owned Subsidiary of the Master Issuer or any other Securitization Entity after the Closing Date in accordance with and as permitted under the Related Documents and is designated by the Co-Issuers as an “Additional Securitization Entity” pursuant to Section 8.34 of the Base Indenture, including, without limitation, the International Franchisor (Michigan).

“Additional Subsidiary Guarantor” means an Additional Securitization Entity that, after the Closing Date, is designated as an “Additional Subsidiary Guarantor” pursuant to Section 8.34 of the Base Indenture, including, without limitation, the International Franchisor (Michigan).

“Franchisee Insurance Proceeds” means any amounts actually received by DPL, DPI, the Master Issuer, the Domestic Franchisor ~~or~~, the International ~~Franchiser~~Franchisor or International Franchisor (Michigan), as additional insured or loss payee, upon settlement of a claim filed under a Franchisee Insurance Policy, net of direct fees, out-of-pocket costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof.

“Franchisee Payments” means, collectively, all amounts paid by or on behalf of Domestic Franchisees and International Franchisees to the Domestic Franchisor, the International Franchisor or the International Franchisor (Michigan) under or in connection with the Domestic Franchise Arrangements and the International Franchise Arrangements that are Continuing Franchise Fees, Initial Franchise Fees, Other Franchise Fees, PULSE Maintenance Fees, PULSE License Fees, Technology Fees or Franchisee Insurance Proceeds and any other amounts payable in respect of such Franchise Arrangements by or on behalf of any such Franchisee that are not Excluded Amounts.

“IP License Agreements” means the Company-Owned Stores Master License Agreement, the DPL IP License Agreement, the DNAF IP License Agreement, the Canadian Distributor IP License Agreement, the International Franchisor IP License Agreement, the International Franchisor (Michigan) IP License Agreement, the Domestic Franchisor IP License Agreement, the Domestic Distributor IP License Agreement, the Master Issuer IP License Agreement, the Overseas IP Holder IP License Agreement, the Overseas IP Holder Asset Sale and IP License Agreement and any similar agreement entered into by the IP Holder or an Additional IP Holder with respect to the Domino’s Brand or Future Brand; provided, that as of the Closing Date “IP License Agreements” will not include (i) the Overseas IP Holder Asset Sale and IP License Agreement, (ii) the Overseas IP Holder IP License Agreement and (iii) the Overseas Franchisor Asset Sale and IP License Agreement.

“Master Issuer Securitization Subs” means the IP Holder, the Domestic Distributor, the Canadian Distributor, the Domestic Franchisor, the International Franchisor, the International Franchisor (Michigan), the SPV Canadian Holdco, the Domestic Distribution Equipment Holder and the Domestic Distribution Real Estate Holder.

“Post-Closing Overseas Franchise Arrangements” means, depending on the context in which it is used, each new master franchise agreement, store franchise agreement or area development agreement entered into by the International Franchisor or the International Franchisor (Michigan) after the Closing Date pursuant to which a master franchisor or area developer is given the right to franchise or a Franchisee is given the right to operate a Store(s) in an Overseas Country or the rights and obligations of the International Franchisor or the International Franchisor (Michigan), respectively, under each such agreement.

“Post-Securitization International Franchise Arrangements” means International Franchise Arrangements entered into by the International Franchisor or the International Franchisor (Michigan) (a) with respect to the period from the Series 2007-1 Closing Date to the Closing Date in the International Territory other than the Overseas Countries, and (b) after the Closing Date in the International Territory.

b.
The Base Indenture Definitions List is hereby amended by inserting the following definitions in the Base Indenture Definitions List in accordance with alphabetical order:

“International Franchisor (Michigan)” means Domino’s Pizza International Franchising of Michigan LLC, a Michigan limited liability company, and its successors and assigns.

“International Franchisor (Michigan) IP License Agreement” means the International Franchisor (Michigan) IP License Agreement, dated as of December 30, 2021, by and between the International Franchisor (Michigan) and the IP Holder, as may be amended, supplemented or otherwise modified from time to time.

c.
Section 7.12 of the Base Indenture is hereby amended by inserting the following paragraph as Section 7.12(h) and re-numbering the sub-paragraphs in Section 7.12 thereafter:
i.
All of the issued and outstanding limited liability company interests of the International Franchisor (Michigan) are owned by the International Franchisor, all of which limited liability company interests have been validly issued and are owned of record by the International Franchisor, free and clear of all Liens other than Permitted Liens.

3.

GENERAL
a.
Conditions to Effectiveness. The provisions of this Seventh Supplement shall be effective upon execution and delivery of this instrument by the parties hereto, with the consent of the Control Party and the delivery of the Opinion of Counsel and Officer's Certificate described in Sections 13.3 and 14.3 of the Base Indenture.
b.
Effect on Base Indenture. Subject to the satisfaction of the conditions precedent set forth in Section 3.1, upon the date hereof (i) the Base Indenture shall be amended in accordance herewith, (ii) this Seventh Supplement shall form part of the Base Indenture for all purposes and (iii) the parties and each Noteholder shall be bound by the Base Indenture, as so amended. Except as expressly set forth or contemplated in this Seventh Supplement, the terms and conditions of the Base Indenture shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Base Indenture made in accordance with the terms of the Base Indenture, as amended by this Seventh Supplement.
c.
Binding Effect. This Seventh Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.
d.
Counterparts. This Seventh Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
e.
Governing Law. THIS SEVENTH SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
f.
Electronic Signatures and Transmission. For purposes of this Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in the Indenture that a document is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.
g.
Amendments. This Seventh Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
h.
Trustee and Securities Intermediary. The Trustee and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Master Issuer and neither the Trustee nor the Securities Intermediary shall be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Seventh Supplement and makes no representation with respect thereto. In entering into this Seventh Supplement, the Trustee and the Securities Intermediary shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee or the Securities Intermediary.
4.

REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Seventh Supplement has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this Seventh Supplement to be executed and delivered by its respective duly authorized officer as of the day and year first written above.

DOMINO’S MASTER ISSUER LLC, as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S IP HOLDER LLC, as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

CITIBANK, N.A., in its capacity as Trustee and Securities Intermediary

By: /s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

[Signature Page to Seventh Supplement]

CONSENT OF CONTROL PARTY:

In accordance with Section 2.4 of the Servicing Agreement,

Midland Loan Services, a division of PNC Bank, National

Association, as Control Party, hereby consents to the execution and delivery by the Co-Issuers and the Trustee of this Seventh Supplement to the Amended and Restated Base Indenture.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By: /s/ Dugger Schwartz
Name: Wm. Dugger Schwartz
Title: Sr. Vice President

[Signature Page to Seventh Supplement]

DIRECTION OF CONTROLLING CLASS REPRESENTATIVE:

Athene Annuity and Life Company, as Controlling Class

Representative, hereby directs the Control Party to consent

to this Seventh Supplement to the Amended and Restated

Base Indenture

ATHENE ANNUITY AND LIFE COMPANY

By: Apollo Insurance Solutions Group LP, its investment adviser

By: Apollo Capital Management, L.P., its sub-adviser

By: Apollo Capital Management GP, LLC, its General Partner

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Seventh Supplement]